EXHIBIT 10.1

ONAR HOLDING CORPORATION

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SUBSCRIPTION AGREEMENT

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ONAR HOLDING CORPORATION

This Subscription Agreement (this “Agreement”), dated as of June ●, 2025 is made by and between (i) ONAR Holding Corporation, a Nevada corporation (the “Company”) and (ii) the parties listed on Schedule I hereto (the “Purchasers,” each a “Purchaser,” and collectively with the Company, the “Parties”). Capitalized terms used, but not otherwise defined herein shall have the meanings ascribed to such terms in the Certificate of Designations (as defined herein).

RECITALS

WHEREAS, the Company desires to issue and sell to the Purchasers, and the Purchasers desire to purchase from the Company, an aggregate of [______] authorized but unissued shares of convertible Series E Preferred Stock, par value $0.001 per share, of the Company (the “Series E Preferred Shares”), for an aggregate purchase price of $[__________] (the “Purchase Price”), on the terms and subject to the conditions set forth in this Agreement; and

WHEREAS, the terms of the Series E Preferred Shares are set forth in the Company’s Series E Preferred Stock Certificate of Designation, filed with the Secretary of State of the State of Nevada at or prior the date hereof (the “Certificate of Designations”).

NOW THEREFORE, in consideration of the foregoing and the mutual covenants and promises set forth herein, and intending to be legally bound, the Parties hereby agree as follows:

1. Sale and Purchase of the Series E Preferred Shares. Subject to the terms hereof and in reliance upon the representations and warranties of the respective Parties contained herein, at the Closing (as defined herein), the Company will issue and sell to each Purchaser, and each Purchaser agrees to purchase from the Company, the Series E Preferred Shares set forth next to its name on Schedule I for the portion of the Purchase Price set forth next to its name on Schedule I, and each Purchaser will purchase the Series E Preferred Shares and pay that portion of the Purchase Price set forth next to its name on Schedule I to the Company by wire transfer of immediately available funds to an account designated in writing by the Company. The obligations of the Purchasers to purchase the Series E Preferred Shares hereunder are several, and not joint, and no Purchaser will have any liability to any person for the performance or non-performance by any other Purchaser in connection therewith.

2. Series E Preferred Shares. The Series E Preferred Shares will (a) be issued at the Closing to each Purchaser, fully paid, non-assessable and free and clear of any liens, charges, encumbrances, restrictions on voting or transfer (other than transfer restrictions imposed under applicable securities laws, the Charter (as defined herein), the Certificate of Designations or the bylaws of the Company, as applicable (collectively, the “Governing Documents”)) or any other claim of any third party (“Liens”) and otherwise in accordance with the terms of this Agreement, (b) be registered to such Purchaser in the Company’s stock records, in the amounts purchased by each such Purchaser, and (c) have the designations, rights, preferences, powers, restrictions and limitations set forth in the Certificate of Designations.

3. Closing. The closing of the sale to the Purchasers, and the subscription for and purchase by the Purchasers, of the Series E Preferred Shares as provided for in Section 1 (the “Closing”), shall take place remotely via electronic mail promptly following execution of this Agreement on the date hereof (the “Closing Date”). At or prior to the Closing, (i) the Company shall have filed the Certificate of Designations with the Secretary of State of the State of Nevada and (ii) each Purchaser shall have delivered its respective portion of the Purchase Price to the Company in accordance with Section 1.

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4. Representations and Warranties of the Company. The Company represents and warrants to each Purchaser as of the Closing Date that:

4.1 Formation and Standing. The Company is duly incorporated and validly existing in good standing as a corporation under the laws of the State of Nevada, and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted.

4.2 Authorization of Agreement, etc. The execution of, delivery of, and performance by the Company under, this Agreement have been authorized by all necessary action on behalf of the Company, this Agreement has been duly delivered and this Agreement is a legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except that such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and similar laws of general application relating to or affecting creditors’ rights generally and by equitable principles (regardless of whether enforcement is sought in a proceeding in equity or at law).

4.3 Compliance with Laws and Other Instruments. The execution and delivery of this Agreement by the Company, the performance by the Company of its obligations under this Agreement and the consummation by the Company of the transactions contemplated hereby will not conflict with or result in any violation of or default under any provision of the Company’s articles of incorporation (the “Charter”), the Certificate of Designations or any agreement or other instrument to which the Company is a party or by which it is bound, or any permit, franchise, judgment, decree, statute, order, rule or regulation applicable to the Company or its business or properties. The execution and delivery of this Agreement by the Company, the performance by the Company of its obligations under this Agreement and the consummation by the Company of the transactions contemplated thereby and hereby will not conflict with or result in any violation of or default under any provision of the Charter, Certificate of Designations or any agreement or other instrument to which the Company is a party or by which it is bound, or any permit, franchise, judgment, decree, statute, order, rule or regulation applicable to the Company or its business or properties.

4.4 Capitalization. As of the Closing Date (after giving effect to the filing and effectiveness of the Certificate of Designations with the Secretary of State of Nevada), the Series E Preferred Shares will (a) be duly authorized by all necessary corporate action on the part of the Company and be validly issued, fully paid and non-assessable, (b) be issued in compliance with all applicable federal and state securities laws, (c) not be subject to any preemptive or similar right, purchase or call option or right of first refusal or similar right, and (d) be free and clear of any Liens except, in the case of clauses (c) and (d) for those arising under the Certificate of Designations.

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5. Representations, Warranties and Covenants of the Purchasers. Each Purchaser severally and not jointly represents, warrants and covenants to the Company for only such Purchaser and not for any other Purchaser as of the Closing Date that:

5.1 Authorization of Purchase, etc. The Purchaser, if other than a natural person, is duly organized, formed or incorporated, as the case may be, and validly existing and in good standing, under the laws of the Purchaser’s jurisdiction of organization, formation or incorporation, and the Purchaser has all requisite power and authority to execute, deliver and perform the Purchaser’s obligations under this Agreement, and to subscribe for and purchase the Series E Preferred Shares hereunder. The purchase by the Purchaser of the Series E Preferred Shares and the Purchaser’s execution, delivery and performance of this Agreement have been authorized by all necessary corporate or other action on the Purchaser’s behalf, and this Agreement is the Purchaser’s legal, valid and binding obligations, enforceable against the Purchaser in accordance with its terms, except that such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and similar laws of general application relating to or affecting creditors’ rights generally and by equitable principles (regardless of whether enforcement is sought in a proceeding in equity or at law).

5.2 Compliance with Laws and Other Instruments. The execution and delivery of this Agreement, the consummation of the transactions contemplated hereby and thereby, and the performance of the Purchaser’s obligations hereunder and thereunder do not and will not conflict with, or result in any violation of or default under, any provision of any certificate of incorporation, memorandum and articles of association, by-laws, trust agreement, partnership agreement or other organizational or governing instrument applicable to the Purchaser, or any agreement or other instrument to which the Purchaser is a party or by which the Purchaser or any of the Purchaser’s properties are bound, or any permit, franchise, judgment, decree, statute, order, rule or regulation applicable to the Purchaser or to the Purchaser’s business or properties.

5.3 Access to Information. The Purchaser has been provided an opportunity to ask questions of, and the Purchaser has received answers thereto satisfactory to the Purchaser from, the Company and its representatives regarding the terms and conditions of the Series E Preferred Shares, and the Purchaser has obtained any and all additional information requested by the Purchaser from the Company and its representatives to verify the accuracy of all information furnished to the Purchaser regarding the Company and the offering of the Series E Preferred Shares. The Purchaser acknowledges that other Purchasers may have received different information than the Purchaser regarding the Company and the Series E Preferred Shares because other Purchasers may have asked additional questions of, or requested additional information from, the Company and its representatives. The Purchaser is not relying on the Company or any of its equityholders, officers, counsel, agents or representatives for legal, investment or tax advice. The Purchaser has sought legal, investment and tax advice to the extent that the Purchaser has deemed necessary or appropriate in connection with the Purchaser’s decision to subscribe for and purchase the Series E Preferred Shares.

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5.4 Evaluation of and Ability to Bear Risks. The Purchaser has such knowledge and experience in financial and business affairs that the Purchaser is capable of evaluating the merits and risks of purchasing, and other considerations relating to, the Series E Preferred Shares to be purchased by the Purchaser pursuant to this Agreement, and the Purchaser has not relied in connection with the Purchaser’s purchase of the Series E Preferred Shares upon any representations, warranties or agreements other than those set forth in this Agreement. The Purchaser’s financial situation is such that the Purchaser can afford to bear the economic risk of holding the Series E Preferred Shares for an indefinite period of time, and the Purchaser can afford to suffer the complete loss of the Series E Preferred Shares and the Purchase Price. The Purchaser is an “accredited investor” as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”), and a “qualified purchaser” as such term is defined in Section 2 of the Investment Company Act of 1940, as amended.

5.5 Purchase for Investment. The Purchaser is acquiring the Series E Preferred Shares for investment and for its own account and is not acquiring the Series E Preferred Shares with a view to or for sale in connection with any distribution of all or any part of such interest. The Purchaser will not, directly or indirectly, transfer all or any part of the Series E Preferred Shares (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of all or any part of the Series E Preferred Shares) except in accordance with (a) the registration provisions of the Securities Act or an exemption from such registration provisions, (b) any applicable state or non-U.S. securities laws and (c) the terms of the Governing Documents. The Purchaser understands that the Purchaser must bear the economic risk of the Purchaser’s investment in the Series E Preferred Shares for an indefinite period of time because, among other reasons, the offering and sale of the Series E Preferred Shares have not been registered under the Securities Act and, therefore, the Series E Preferred Shares cannot be sold other than through a privately negotiated transaction unless they are subsequently registered under the Securities Act or an exemption from such registration is available. The Purchaser also understands that transfers of the Series E Preferred Shares are further restricted by the provisions of the Governing Documents, and may be restricted by applicable state and non-U.S. securities laws, and that no market exists or is expected to develop for the Series E Preferred Shares.

5.6 Certain ERISA Matters. No portion of the funds or assets that will be used by such Purchaser to pay the Purchase Price or to acquire or hold the Series E Preferred Shares, constitute or will constitute the assets of any (a) employee benefit plan subject to Title I of the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder (“ERISA”), (b) plan described in and subject to Section 4975 of the Code (each such employee benefit plan and plan described in clauses (a) and (b) referred to herein as an “ERISA Plan”), (c) plan, account or other arrangement subject to provisions under any other federal, state, local, non-U.S. or other laws or regulations that are similar to the fiduciary responsibility or prohibited transaction provisions of Title I of ERISA or Section 4975 of the Code that could cause the underlying assets of the Company to be treated as assets of such plan, account or arrangement (a “Similar Law Plan”) or (d) entity whose underlying assets are deemed to include “plan assets” of any such ERISA Plan or Similar Law Plan pursuant to Section 3(42) of ERISA and any regulations that may be promulgated thereunder or otherwise.

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5.7 Tax Matters. The Purchaser represents that it has provided the Company with a completed and executed Internal Revenue Service Form W-9 and agrees to furnish the Company with such form upon expiration of any prior form or upon request.

6. Amendments and Waivers. This Agreement may be amended and the observance of any provision hereof may be waived (either generally or in a particular instance and, to the fullest extent permitted by law, either retroactively or prospectively) only with the written consent of (i) the Purchasers obligated to purchase, or holding, a majority of the Series E Preferred Shares and the Company and (ii) the undersigned Purchaser.

7. Most Favored Nations. Following the date hereof and for a period of eighteen (18) months thereafter in the event the Company (i) provides for registration rights (i.e., demand registration rights, “piggyback” registration rights or S-3 registration rights) (an “Investor Reg Rights Offering”) to any other Investor (“Other Investors”) or (ii) raises any additional capital (collectively, “Additional Offerings” and each, an “Additional Offering”), the Company shall provide each Purchaser a compendium of the relevant terms of such Additional Offering, and each Purchaser shall have the right to elect, by written notice to the Company within ten (10) days of receipt of such compendium, to be granted substantially similar rights as those granted under such Additional Offering; provided that the Purchasers shall not be entitled to any rights or benefits (a) that were established for the benefit of any Other Investor to reflect any legal, tax or regulatory requirement to which such Other Investor is (or seeks not to be) bound to which the Purchaser is not similarly bound or the Purchaser has not similarly adopted, (b) that are personal to any Other Investor based solely on the place of organization or headquarters, organizational form or other particular restrictions applicable to such Other Investor, (c) relating to the right of an Other Investor or any other person to nominate a member of the Board of Directors of the Company (the “Board”) or to attend meetings of the Board as an observer, or (d) which are granted to such Other Investor pursuant to a side letter based on the size of such Other Investor’s capital commitment; provided that this clause (d) shall not apply in the case of an Investor Reg Rights Offering.

8. Survival of Representations and Warranties; Indemnity. All representations, warranties and covenants contained herein or made in writing by the Purchasers or the Company in connection with the transactions contemplated by this Agreement shall survive the execution and delivery of this Agreement and the issue and sale of the Series E Preferred Shares.

9. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective heirs, successors and permitted assigns of the Parties hereto.

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10. Notices. Each notice relating to this Agreement shall be in writing and shall be delivered (a) in person, by registered or certified mail or by private courier, overnight or next-day express mail, or (b) by email or other electronic means. All notices to a Purchaser shall be delivered to it at its last known address or email address as set forth in the records of the Company. All notices to the Company shall be delivered to the Company as follows, or at such other address or addresses, email address or addresses, as the Company shall have furnished to the Purchasers in writing:

ONAR HOLDING CORPORATION

8605 Santa Monica Boulevard

PMB 36522

Los Angeles, CA 90069

Attention: Claude Zdanow

E-mail: *redacted*

with a copy (which shall not constitute notice) to:

Winston & Strawn LLP

200 Park Avenue

New York, New York 10166

Attention: Jeffrey Shuman; Adam Lanza

E-mail: JShuman@winston.com; ALanza@winston.com

A Purchaser may designate a new address for notices by giving written notice to that effect to the Company. Unless otherwise specifically provided in this Agreement, a notice given in accordance with the foregoing clause (a) shall be deemed to have been effectively given three business days after such notice is mailed by registered or certified mail, return receipt requested, and one business day after such notice is sent by FedEx or other one-day service provider, to the proper address, or at the time delivered when delivered in person or by private courier. A notice given by email or other electronic means shall be deemed to have been effectively given the business day following the date on which such email or electronic message was sent.

11. Governing Law. THIS AGREEMENT, EACH GOVERNING DOCUMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO AND THERETO SHALL BE INTERPRETED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF DELAWARE APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED WHOLLY WITHIN THAT JURISDICTION. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

12. Headings, etc. The cover page, the table of contents and the headings of the sections of this Agreement are inserted for convenience only and shall not be deemed to constitute a part hereof.

13. Entire Agreement. This Agreement contains the entire agreement of the Parties with respect to the subject matter hereof and thereof, and there are no representations, covenants or other agreements except as set forth herein or therein.

14. Severability of Provisions. Each provision of this Agreement shall be considered severable and if for any reason any provision or provisions herein are determined to be invalid, unenforceable or illegal under any existing or future law, such invalidity, unenforceability or illegality shall not impair the operation of or affect those portions of this Agreement that are valid, enforceable and legal.

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15. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same instrument. For the avoidance of doubt a person’s execution and delivery of this Agreement by electronic signature and electronic transmission (jointly, an “Electronic Signature”), including via Docusign or other similar method, shall constitute the execution and delivery of a counterpart of this Agreement by or on behalf of such person and shall bind such person to the terms of this Agreement. Any person executing and delivering this Agreement by Electronic Signature further agrees to take any and all reasonable additional actions, if any, evidencing its intent to be bound by the terms of this Agreement, as may be reasonably requested by the Company.

[Signature page follows.]

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IN WITNESS WHEREOF, the Company have duly executed this Agreement and this Agreement shall constitute a binding agreement between each Purchaser and the Company.

THE COMPANY:

ONAR HOLDING CORPORATION

By:
Name:	Claude Zdanow
Title:	Chief Executive Officer

[Signature Page to Subscription Agreement – Series E Preferred Stock (ONAR)]

The foregoing Agreement is hereby agreed to by the undersigned Purchaser to be effective as of the Closing Date.

PURCHASER:

[ ]

By:
Name:	[ ]
Title:	[ ]

[Signature Page to Subscription Agreement – Series E Preferred Stock (ONAR)]

SCHEDULE I

Schedule of Purchasers

Purchaser	Series E Preferred Shares	Purchase Price
[ ]	[ ]	$[ ]
Total	[ ]	$[ ]